UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 10, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe , Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street,
Denver , Colorado	80202
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On June 10, 2026, Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”), together with its wholly-owned subsidiary, Qwest Corporation (“Qwest”), issued a press release announcing the expiration and final results of the previously announced offers (the “Exchange Offers”) by Qwest to exchange the outstanding notes described below, in each case subject to certain terms and conditions set forth in the Registration Statement on Form
S-4,
including a prospectus and consent solicitation statement forming a part thereof (as amended or supplemented from time to time, the “Prospectus”). In connection with the Exchange Offers, Qwest and Lumen also solicited consents (the “Consent Solicitations”) to amend the indentures governing Old Qwest Notes (as defined below) (as amended and supplemented, the “Old Qwest Indentures”).
The Exchange Offers and the Consent Solicitations expired at 5:00 pm ET on June 9, 2026 (the “Expiration Date”).
The notes offered to be exchanged in the Exchange Offers were Qwest’s (1) 6.5% Notes due 2056 (CUSIP Number 74913G 881) (the “2056 Notes”) and (2) 6.75% Notes due 2057 (CUSIP Number 74913G 873) (the “2057 Notes” and, together with the 2056 Notes, the “Old Qwest Notes”) in exchange for (1) 6.500% Notes due 2051 (the “New 6.500% 2051 Notes”) and (2) 6.750% Notes due 2052 (the “New 6.750% 2052 Notes” and, together with the New 6.500% 2051 Notes, the “New Qwest Notes”), to be issued by Qwest and fully and unconditionally guaranteed on an unsecured basis by Lumen.
The foregoing description is qualified in its entirety by reference to the press release dated June 10, 2026, a copy of which is attached hereto as Exhibit 99.1.
This Current Report on Form
8-K
does not constitute an offer to purchase or the solicitation of an offer to sell with respect to any securities. The Exchange Offers were made only pursuant to the terms of the Prospectus.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include, but are not limited to: failure of the conditions set forth in the Prospectus to be satisfied or waived; the possibility that potential debt investors will not be receptive to the Exchange Offers or Consent Solicitations on the terms described above or at all; corporate developments that could preclude, impair or delay the above-described transactions due to restrictions under the federal securities laws; changes in Qwest or Lumen’s credit ratings; changes in the cash requirements, financial position, financing plans or investment plans of Qwest or Lumen or their respective affiliates; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of Qwest or Lumen or their respective affiliates to consummate the above-described transactions on the terms described above or at all; and other risks referenced from time to time in the filings of Lumen or Qwest with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. We may change our intentions, strategies or plans (including our plans expressed herein) without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated June 10, 2026, relating to the expiration and results of its Exchange Offers and Consent Solicitations.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Qwest Corporation have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer

QWEST CORPORATION

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer
Dated: June 10, 2026